UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————

FORM 8-K

———————

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2009

———————

———————

Cross Country Healthcare, Inc.

(Exact name of registrant as specified in its charter)

———————

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

(561) 998-2232

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

The Company has appointed Lori Schutte to succeed Carol Westfall as President of Cejka Search. Ms. Schutte held the title of Vice President of Client Services at Cejka Search from January 1, 2005 to March 31, 2009. Prior to that, Ms. Schutte was Director Client Services for Cejka Search from April 5, 2004 to December 31, 2004. Before joining Cejka Search, Ms. Schutte was the Vice President of Mid-America Transplant Services in St. Louis, Missouri. Ms. Schutte received her Masters of Business Administration from the John M. Olin School of Business at Washington University and a Bachelor of Science degree from Saint Louis University.  A copy of the press release announcing her appointment is attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release issued by the Company on April 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

By:	/s/ EMIL HENSEL
Name:	Emil Hensel
Title:	Chief Financial Officer

Dated: April 1, 2009

Links

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01  Financial Statements and Exhibits.